[UBS LOGO] GLOBAL ASSET MANAGEMENT




UBS FINANCIAL SECTOR FUND

PROSPECTUS

JULY 29, 2003

This prospectus offers Class A, Class B, Class C and Class Y shares of UBS Financial Sector Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         --------------------------------------------------------------

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

         --------------------------------------------------------------



                  Supplement to Prospectus dated July 29, 2003

                                                                  August 6, 2003
     Dear Investor,

The purpose of this supplement to the prospectus is to notify investors of a proposal affecting the UBS Financial Sector Fund Inc. ("Financial Sector Fund") that was approved by the Board of Directors (the "Board") of the Fund.

PROPOSED MERGER OF FINANCIAL SECTOR FUND INTO UBS U.S. VALUE EQUITY FUND ("VALUE EQUITY FUND"). The Board has approved the submission of an Agreement and Plan of Reorganization (the "Plan") to shareholders of Financial Sector Fund under which substantially all of the assets of Financial Sector Fund would be transferred to Value Equity Fund in exchange for shares of Value Equity Fund (the "Merger"). Under the Plan, shareholders of each class of Financial Sector Fund then would receive shares of the corresponding class of Value Equity Fund equal in value to their investment in Financial Sector Fund. The Merger is intended to be a tax-free transaction.

More information about the proposed Merger will be provided to shareholders in proxy materials, which are expected to be mailed in September 2003. If approved by Fund shareholders, the Merger is expected to occur in or about October 2003 or as soon as practicable thereafter.

WAIVER OF DEFERRED SALES CHARGES FOR CLASS A, CLASS B AND CLASS C SHARES. With respect to all requests for redemption received beginning August 7, 2003, and until the proposed Merger, if approved, is consummated, UBS Global Asset Management (US) Inc. ("UBS Global AM"), the Fund's principal underwriter, will waive any deferred sales charges that would be imposed upon the redemption of Class A, Class B and Class C shares of the Financial Sector Fund. If shareholders do not approve the proposed merger, UBS Global AM may determine to discontinue the waiver of deferred sales charges.

CLOSING TO NEW INVESTMENT. Effective at the close of business on August 6, 2003, Financial Sector Fund will close to new investment and will therefore no longer offer shares for purchase, including purchases through the Automatic Investment Plan and PACE Multi Advisor, or for exchange from other funds. Of course, shareholders will continue to be able to redeem their shares. Certain 401(k) plan omnibus accounts and other similar defined contribution accounts may continue to purchase shares through such omnibus accounts until it is practicable for plan participant contributions to be terminated.

For more information, contact 1-800-647-1568.


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UBS FINANCIAL SECTOR FUND
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CONTENTS

THE FUND

What every investor should know about the fund
     Investment Objective, Strategies and Risks ......... Page 3
     Performance ........................................ Page 5
     Expenses and Fee Tables ............................ Page 7
     More About Risks and Investment Strategies ......... Page 8

YOUR INVESTMENT
Information for managing your fund account
     Managing Your Fund Account ......................... Page 10
     -Flexible Pricing .................................. Page 10
     -Buying Shares ..................................... Page 16
     -Selling Shares .................................... Page 17
     -Exchanging Shares ................................. Page 17
     -Transfer Agent .................................... Page 18
     -Pricing and Valuation ............................. Page 18

ADDITIONAL INFORMATION
Additional important information about the fund
     Management ......................................... Page 19
     Dividends and Taxes ................................ Page 20
     Financial Highlights ............................... Page 21
     Where to learn more about UBS mutual funds ......... Back Cover


          ------------------------------------------------------------
           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
          ------------------------------------------------------------




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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of financial services companies, such as banks, thrifts, insurance companies, finance companies, securities firms and companies that provide specialized services to them.

The fund also invests, to a lesser extent, in stocks of other types of companies and in bonds. Some of the fund's stocks and bonds may be of foreign issuers and may be denominated in foreign currencies. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's investment advisor, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has selected DSI International Management, Inc. ("DSI"), its affiliate, to serve as the fund's sub-advisor. DSI seeks to invest in stocks of companies with better-than-average earnings growth that also represent strong, fundamental investment values. These include companies that may benefit from changes in the financial services industry, such as deregulation, consolidation and the growth of financial services other than banking. DSI especially looks for companies whose growth characteristics and value are not yet recognized by the market.

DSI decides which securities to buy and sell by assessing a company's current and anticipated revenues, earnings, cash flow, asset composition and dividend yield. DSI uses a multi-factor model, applied in a systematic, disciplined manner, to make these assessments.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by financial services companies. The fund may invest up to 20% of its net assets in equity securities issued by companies outside the financial services industries and in investment grade bonds of all issuers.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

o Equity Risk-Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o Financial Services Industry Concentration Risk-Since the fund's stocks are concentrated in financial services companies, it will be more severely affected by unfavorable developments in that industry than if it invested in a broad range of businesses.

o Single Issuer Concentration Risk-Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. A change in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.



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UBS FINANCIAL SECTOR FUND
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o Foreign Investing Risk-The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Also, the fund is subject to the risk of changes in currency valuations.

o Derivatives Risk-The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."










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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not reflect any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class A shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS A SHARES

                                   [BARCHART]



10.32%  (0.75)% 47.46%  28.96%  45.20%   2.31% (9.42)%   23.28% (9.08)% (14.07)%
------  ------  ------  ------  ------  ------ -------  ------- ------- -------
 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002





Total return January 1 to June 30, 2003 - 11.02%
Best quarter during years shown: 3rd quarter 2000 - 23.82%
Worst quarter during years shown: 3rd quarter 2002 - (17.07)%



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AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2002)

                                                                                                           LIFE OF
CLASS (INCEPTION DATE)                                         1 YEAR          5 YEARS       10 YEARS       CLASS
--------------------------------------------------------   --------------   -------------   ----------   -----------
Class A (5/22/86)
 Return Before Taxes ...................................      (18.80)%         (3.35)%         9.81%       11.11%
 Return After Taxes on Distributions ...................      (19.11)%         (4.49)%         7.55%        9.35%
 Return After Taxes on Distributions and Sale of Fund
   Shares ..............................................      (11.54)%         (2.78)%         7.41%        8.59%
Class B (7/1/91)
 Return Before Taxes* ..................................      (19.03)%         (3.32)%         9.95%       13.82%
Class C (7/2/92)
 Return Before Taxes ...................................      (16.45)%         (3.19)%         9.49%       10.82%
Class Y (3/30/98)
 Return Before Taxes ...................................      (13.97)%           N/A            N/A       (3.42)%
S&P 500 Index (reflects no deduction for fees, expenses,
 or taxes) .............................................      (22.10)%         (0.59)%         9.35%        **

----------
*     Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the S&P 500 Index for the life of each class were as follows: Class A, 10.66%; Class B, 10.03%; Class C, 9.72%; and Class Y, (3.31)%.


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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments when you buy or sell fund shares)

                                                                CLASS A       CLASS B       CLASS C      CLASS Y
                                                             ------------   -----------   -----------   --------
Maximum Sales Charge (Load) as a % of offering price......       5.50%           5%            2%          None
Maximum Front-End Sales Charge (Load) Imposed on
 Purchases (as a % of offering price) ....................       5.50%          None           1%          None
Maximum Deferred Sales Charge (Load)
 (as a % of offering price) ..............................        None           5%            1%          None
Exchange Fee .............................................        None          None          None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                       CLASS A     CLASS B     CLASS C      CLASS Y
                                                      ---------   ---------   ---------   ----------
Management Fees ...................................      0.70%       0.70%       0.70%        0.70%
Distribution and/or Service (12b-1) Fees ..........      0.25        1.00        1.00         0.00
Other Expenses ....................................      0.41        0.47        0.44         0.55
                                                         ----        ----        ----         ----
Total Annual Fund Operating Expenses ..............      1.36%       2.17%       2.14%        1.25%
                                                         ====        ====        ====         ====

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                                                    --------   ---------   ---------   -----------
Class A .........................................................     $681        $957      $1,254      $  2,095
Class B (assuming sale of all shares at end of period) ..........      720         979       1,364         2,109*
Class B (assuming no sale of shares) ............................      220         679       1,164         2,109*
Class C (assuming sale of all shares at end of period) ..........      415         763       1,238         2,548
Class C (assuming no sale of shares) ............................      315         763       1,238         2,548
Class Y .........................................................      127         397         686         1,511

----------
*     Assumes conversion of Class B shares to Class A shares after 6 years.

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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Financial Services Industry Concentration Risk. The fund concentrates its investments in financial services companies. Therefore, it will be more affected by economic, competitive and regulatory developments in the financial services industry than it would be if it invested in a broad range of businesses.

Financial services companies may be subject to severe price competition, and they also are subject to extensive governmental regulation. Regulation limits their business activities and also may limit the interest rates and fees they can charge. Federal legislation adopted within the past few years has substantially reduced the separation between the commercial banking and the insurance and investment banking businesses. Both the industry and the fund may be significantly affected by developments in the financial services industry resulting from this legislation.

The profitability of financial services companies is largely dependent on the availability and cost of capital funds. It can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of customers also can negatively affect the industry.

Single Issuer Concentration Risk. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When the fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than they would for a more diversified fund.

Foreign Investing Risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives Risk. The value of "derivatives"-so-called because their value "derives" from the value of an underlying asset, reference rate or index-may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose




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more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL RISKS

Credit and Interest Rate Risks. The fund is authorized to invest in bonds and other income-producing securities. These securities are subject to credit risk and interest rate risk. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investment in bonds will fall. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Defensive Positions; Cash Reserves. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. The fund also may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Since these investments provide relatively low income, a defensive position or an increase in cash to facilitate the transition to a new sub-advisor may not be consistent with achieving the fund's investment objective. Under normal circumstances, the fund may invest up to 20% of its net assets in cash or money market instruments as a cash reserve for liquidity.


Portfolio Turnover. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% or more (high portfolio turnover).


Frequent trading also may result in higher fund expenses due to transaction costs and may negatively affect fund performance. The fund does not restrict the frequency of trading in order to limit expenses.





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MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The fund offers four classes of shares-Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                      SALES CHARGE AS A                  REALLOWANCE
                                       PERCENTAGE OF:                    TO SELECTED
                                 ---------------------------             DEALERS AS
                                                                         PERCENTAGE
        AMOUNT OF              OFFERING            NET AMOUNT            OF OFFERING
       INVESTMENT                PRICE              INVESTED                PRICE
       ----------                -----              --------                -----
Less than
   $50,000..............          5.50%                5.82%                 5.00%
$50,000 to
   $99,999..............          4.50                 4.71                   4.00
$100,000 to
   $249,999.............          3.50                 3.63                   3.00
$250,000 to
   $499,999.............          2.50                 2.56                   2.00
$500,000 to
   $999,999.............          2.00                 2.04                   1.75
$1,000,000                                                                    Up to
   and over(1) .........          None                 None                   1.00(2)

---------------------
(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.


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(2)   UBS Global AM pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million and 0.25% for sales of $50 million or more.

CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:


                      PERCENTAGE (BASED ON AMOUNT OF INVESTMENT) BY
                          WHICH THE SHARES' NET ASSET VALUE IS
                                      MULTIPLIED:
                       -------------------------------------------
                          LESS      $100,000   $250,000   $500,000
     IF YOU SELL          THAN         TO         TO         TO
    SHARES WITHIN:     $100,000+    $249,999   $499,999   $999,999
    --------------     ---------    --------   --------   --------
1st year since
   purchase .........     5%          3%         3%         2%
2nd year since
   purchase .........     4%          2%         2%         1%
3rd year since
   purchase .........     3%          2%         1%        None
4th year since
   purchase .........     2%          1%        None       None
5th year since
   purchase .........     2%         None       None       None
6th year since
   purchase .........     1%         None       None       None
7th year since
   purchase .........    None        None       None       None

---------------------
+ These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.


If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing






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$1 million or more, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $249,999, after the end of the third year if you purchase at least $250,000 but less than $500,000. If you purchase $500,000 or more but less than $1 million, after the end of the second year. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

o First, Class B shares representing reinvested dividends, and

o Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.


       SALES CHARGE AS A
         PERCENTAGE OF              REALLOWANCE TO
         ------------              SELECTED DEALERS
                    NET AMOUNT     AS PERCENTAGE OF
 OFFERING PRICE      INVESTED       OFFERING PRICE
----------------   ------------   -----------------
1.00%                  1.01%             1.00%


Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

      o Originally paid a front-end sales charge on the shares; and

      o Reinvest the money within 60 days of the redemption date.








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The fund's front-end sales charges will also not apply to Class A purchases by or through:

2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serve as principal underwriter.

3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.    Insurance company separate accounts.

8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

9.    Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code.

11. A Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and

      o you were the Financial Advisor's client at the competing brokerage firm;

      o within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

      o you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class C Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and

      o you were the Financial Advisor's client at the competing brokerage firm;





--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

      o within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

      o you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A, Class B and Class C Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

      o  Redemptions of Class A shares by former holders of Class N shares;

      o Exchanges between Family Funds ("Family Funds" include other UBS funds, UBS PACE(SM) Select funds and other funds for which UBS Global AM (or prior to August 1, 2003, any of its affiliates) serves as principal underwriter), if purchasing the same class of shares;

      o Redemptions following the death or disability of the shareholder or beneficial owner;

      o  Tax-free returns of excess contributions from employee benefit plans;

      o Distributions from employee benefit plans, including those due to plan termination or plan transfer;

      o Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

      o  are limited annually to no more than 12% of the original account value;

      o  are made in equal monthly amounts, not to exceed 1% per month;

      o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

      o  Redemptions of shares purchased through retirement plans.


SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B and/or Class C shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B and/or Class C shares as well as those Class A, Class B and/or Class C shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B and/or Class C shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B and/or Class C shares of the Family Funds to determine the front-end sales charge that applies. To



---------------------
(1) Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B and/or Class C shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from Financial Advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares.

The following investors are eligible to purchase Class Y shares:

o Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

o Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

o Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

o Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

o Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

o Shareholders who owned Class Y shares of a fund through the UBS PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

o College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;

o Shareholders who invest a minimum initial amount of $10 million in the fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

o Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code; and

o Other investors as approved by the fund's Board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

You can buy fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

o Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

o Buying shares through the transfer agent as described below; or

o Opening an account by exchanging shares from another Family Fund.

The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account ............   $1,000
To add to an account ..........   $  100

The fund may waive or reduce these amounts for:

o Employees of UBS Global AM or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

Market Timers. The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to




--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

short-term market fluctuations-also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, UBS Global AM and the fund may reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account, and Class B shares of the fund are not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold fund shares through the fund's transfer agent, you may exchange your shares as explained below.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

      o  Your name and address;

      o  Your account number;

      o The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

      o The dollar amount or number of shares you want to sell and/or exchange; and

      o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:
         Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

      PFPC Inc.
      Attn.: UBS Mutual Funds
      P.O. Box 8950
      Wilmington, DE 19899


You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund accepts your order. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

MANAGEMENT

INVESTMENT ADVISOR AND SUB-ADVISOR

UBS Global Asset Management (US) Inc. ("UBS Global AM") is the fund's investment advisor and administrator. UBS Global AM, a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2003, UBS Global AM had approximately $72 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $380.3 billion in assets under management as of March 31, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

DSI International Management, Inc. ("DSI"), a wholly owned asset management subsidiary of UBS Global AM, is the fund's sub-advisor. DSI is located at 400 Atlantic Street, Stamford, CT 06901. As of March 31, 2003, DSI had over $4.4 billion in assets under management.

PORTFOLIO MANAGER

DSI uses a team approach in its quantitative management of the fund's portfolio.

ADVISORY FEES

The fund paid fees to UBS Global AM for advisory and administration services during the most recent fiscal year at the annual rate of 0.70% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

The fund normally declares and pays dividends annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the fund through its transfer agent).

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. The fund will tell you annually how you should treat its dividends for tax purposes.


--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                                   Class A
                                                 ---------------------------------------------------------------------------
                                                                        For the Years Ended March 31,
                                                 ---------------------------------------------------------------------------
                                                      2003           2002           2001#           2000           1999
                                                 -------------   ------------   ------------   -------------  -------------
Net asset value, beginning of year ...........     $  26.90        $ 26.42        $ 26.68         $  30.24       $  33.56
                                                   --------        --------       --------        --------       --------
Net investment income (loss) .................         0.20@          0.17@          0.11@            0.10@          0.33@
Net realized and unrealized gains
 (losses) from investments ...................        (6.11)@         0.98@          4.11@           (2.79)@        (2.96)@
                                                   --------        --------       --------        --------       --------
Net increase (decrease) from investment
 operations ..................................        (5.91)          1.15           4.22            (2.69)         (2.63)
                                                   --------        --------       --------        --------       --------
Dividends from net investment income .........        (0.22)          (0.06)            --           (0.08)         (0.28)
Distributions from net realized gains
 from investment transactions ................           --           (0.61)         (4.48)          (0.79)         (0.41)
                                                   --------        --------       --------        --------       --------
Total dividends and distributions ............        (0.22)          (0.67)         (4.48)          (0.87)         (0.69)
                                                   --------        --------       --------        --------       --------
Net asset value, end of year .................     $  20.77        $  26.90       $  26.42        $  26.68       $  30.24
                                                   ========        ========       ========        ========       ========
Total investment return(1) ...................       (22.02)%          4.55%         14.79%          (8.88)%        (7.81)%
                                                   ========        ========       ========        ========       ========
Ratios/Supplemental Data:
Net assets, end of year (000's) ..............     $ 73,698        $109,600       $121,562        $126,334       $204,433
Expenses to average net assets, net of
 waivers from advisor(2) .....................         1.36%           1.21%          1.23%          1.23%          1.17%
Net investment income (loss) to average
 net assets, net of waivers from
 advisor(2) ..................................         0.87%           0.65%          0.40%          0.35%          1.07%
Portfolio turnover ...........................            4%             26%           107%           122%            59%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) During the years ended March 31, 2002 and March 31, 2001, UBS Global AM waived a portion of its advisory and administrative fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@  Calculated using the average monthly shares outstanding for the year.

# Effective February 8, 2001, DSI International Management, Inc. assumed day-to-day portfolio management responsibilities.



--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

UBS Financial Sector Fund
--------------------------------------------------------------------------------


                              CLASS B
-------------------------------------------------------------------
                   FOR THE YEARS ENDED MARCH 31,
-------------------------------------------------------------------
     2003          2002         2001#        2000          1999
-------------- ------------ ------------ ------------ -------------
  $   25.40       $ 25.12      $ 25.73      $ 29.35      $  32.62
  ---------       -------      -------      -------      --------
       0.01@        (0.04)@      (0.12)@      (0.12)@        0.09@

      (5.76)@        0.93@        3.99@       (2.71)@       (2.87)@
  ---------       -------      -------      -------      --------

      (5.75)         0.89         3.87        (2.83)        (2.78)
  ---------       -------      -------      -------      --------
      (0.02)           --           --           --         (0.08)

         --         (0.61)       (4.48)       (0.79)        (0.41)
  ---------       -------      -------      -------      --------
      (0.02)        (0.61)       (4.48)       (0.79)        (0.49)
  ---------       -------      -------      -------      --------
  $   19.63       $ 25.40      $ 25.12      $ 25.73      $  29.35
  =========       =======      =======      =======      ========
     (22.66)%       3.72%       13.95%        (9.63)%       (8.51)%
  =========       =======      =======      =======      ========
  $  36,400       $63,237      $79,557      $91,643      $195,392

       2.17%        2.02%        2.04%         2.02%        1.94%


       0.05%       (0.15%)      (0.42%)       (0.44%)       0.29%
          4%          26%         107%          122%          59%










--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                                 CLASS C
                                                 ------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDED MARCH 31,
                                                 ------------------------------------------------------------------------
                                                      2003           2002           2001#          2000           1999
                                                 -------------   ------------   ------------   ------------   -----------
Net asset value, beginning of year ...........     $  25.35       $ 25.06        $ 25.68         $ 29.28       $ 32.56
                                                   --------       -------        -------         -------       -------
Net investment income (loss) .................         0.01 @       (0.03)@        (0.11)@         (0.12)@        0.08@
Net realized and unrealized gains
 (losses) from investments ...................        (5.76)@        0.93@          3.97@          (2.69)@       (2.86)@
                                                   --------       -------        -------         -------       -------
Net increase (decrease) from investment
 operations ..................................        (5.75)         0.90           3.86           (2.81)        (2.78)
                                                   --------       -------        -------         -------       -------
Dividends from net investment income .........        (0.01)          --             --               --         (0.09)
Distributions from net realized gains
 from investment transactions ................           --        (0.61)         (4.48)           (0.79)        (0.41)
                                                   --------       -------        -------         -------       -------
Total dividends and distributions ............        (0.01)       (0.61)         (4.48)           (0.79)        (0.50)
                                                   --------       -------        -------         -------       -------
Net asset value, end of year .................     $  19.59       $ 25.35        $ 25.06         $ 25.68       $ 29.28
                                                   ========       =======        =======         =======       =======
Total investment return(1) ...................       (22.68)%      (3.77)%        13.94%           (9.59)%       (8.50)%
                                                   ========       =======        =======         =======       =======
Ratios/Supplemental Data:
Net assets, end of year (000's) ..............     $ 16,634       $29,053        $33,710         $38,282       $78,670
Expenses to average net assets, net of
 waivers from advisor(2) .....................         2.14%        2.00%          2.03%            2.01%        1.94%
Net investment income (loss) to average
 net assets, net of waivers from
 advisor(2) ..................................         0.07%       (0.14)%        (0.41)%          (0.43)%       0.27%
Portfolio turnover ...........................            4%          26%           107%             122%          59%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) During the years ended March 31, 2002 and March 31, 2001, UBS Global AM waived a portion of its advisory and administrative fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@  Calculated using the average monthly shares outstanding for the year.

# Effective February 8, 2001, DSI International Management, Inc. assumed day-to-day portfolio management responsibilities.


--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS FINANCIAL SECTOR FUND
--------------------------------------------------------------------------------


                               Class Y
----------------------------------------------------------------------
                    For the Years Ended March 31,
----------------------------------------------------------------------
     2003            2002         2001#          2000          1999
--------------   -----------   -----------   -----------   -----------
   $27.01            $26.50       $26.67        $30.23        $33.56
   ------            ------       ------        ------        ------
     0.23@           0.21 @       0.18 @        0.17 @        0.34 @

    (6.14)@          0.99 @       4.13 @         (2.82)@       (2.89)@
   ------            ------       ------        ------        ------

    (5.91)             1.20         4.31         (2.65)        (2.55)
   ------            ------       ------        ------        ------
    (0.24)            (0.08)          --         (0.12)        (0.37)

       --             (0.61)       (4.48)        (0.79)        (0.41)
   ------            ------       ------        ------        ------
    (0.24)            (0.69)       (4.48)        (0.91)        (0.78)
   ------            ------       ------        ------        ------
   $20.86            $27.01       $26.50        $26.67        $30.23
   ======            ======       ======        ======        ======
   (21.96)%            4.73%       15.15%        (8.76)%       (7.57)%
   ======            ======       ======        ======        ======
   $  933            $1,799       $2,387        $2,502        $5,292

     1.25%             1.09%        1.00%         1.00%         0.90%


     0.96%             0.78%        0.63%         0.58%         1.22%
        4%               26%         107%         122%           59%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

[UBS LOGO] GLOBAL ASSET MANAGEMENT



TICKER SYMBOL:     Class:     A:     PREAX.Q
                              B:     PREBX.Q
                              C:     PFICX.Q
                              Y:     PREYX.Q


If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647 1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

o Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov


UBS Financial Sector Fund Inc.
Investment Company Act File No. 811-4587



UBS FINANCIAL SECTOR FUND

PROSPECTUS

(Copyright) 2003 UBS Global Asset Management (US) Inc.
All rights reserved.


July 29, 2003